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                                                                      Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 27, 1999 relating to the financial statements, which appears in the 1999 Annual Report on Form 10-K of Monro Muffler Brake, Inc. for the year ended March 31, 1999.



/s/ PricewaterhouseCoopers LLP
------------------------------
PRICEWATERHOUSECOOPERS LLP


Rochester, New York
April 6, 2000






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